Exhibit 10.1

SUBSCRIPTION AGREEMENT

Rainmaker Systems, Inc.

900 East Hamilton Avenue, Suite 400

Campbell, CA 95008

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Rainmaker Systems, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Shares attached hereto as Annex I which are incorporated herein by this reference as if fully set forth herein (the “Terms and Conditions” and, together with this Subscription Agreement, this “Agreement”), is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 12,888,889 shares (each, a “Share” and, collectively, the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), for a purchase price of $0.45 per Share (the “Purchase Price”). Shares will not be certificated. The shares of Common Stock issuable hereunder are sometimes referred to herein as the “Securities”.

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, No. 333-171946 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing only certain supplemental information regarding the Shares, the terms of the Offering and/or the Company, and (c) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering and the Company that has been or will be filed with the Commission and has been delivered to the Investor prior to the Closing.

4. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of Shares set forth on Exhibit A attached hereto (the “Investor Shares”) for the aggregate purchase price set forth on Exhibit A attached hereto (the “Investor Purchase Price”). The Investor Shares shall be purchased pursuant to the Terms and Conditions. The Investor acknowledges that the Offering is not being underwritten or offered through a placement agent and that the Closing of the Offering is subject to a minimum aggregate offering amount of $5,600,000.

5. The manner of settlement of the Investor Shares purchased by the Investor shall be as follows:

Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit B attached hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Computershare Investor Services, LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE INVESTOR SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE INVESTOR SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE INVESTOR SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank:

ABA No.:

Account Name:

Account No.:

Reference:

Swift Code:

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE INVESTOR SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE INVESTOR SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:

(If no exceptions, write “None.” If left blank, response will be deemed to be “None.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, declared effective by the Commission on March 7, 2011, which is a part of the Company’s Registration Statement, and the documents incorporated by reference therein, any Issuer Free Writing Prospectus and the Prospectus Supplement (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering and the Company, including the pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications. The Investor acknowledges that the Disclosure Package contains information that may be material to the Company and its securities that will not be disclosed to the public until the Company files a Current Report on Form 8-K in accordance with Section 13 of Annex I hereto, and the Investor agrees not to transact or agree to transact in the Company’s securities (other than as contemplated by this Agreement) unless and until (a) the Company files a Current Report on Form 8-K with the Commission in accordance with Section 13 of Annex I hereto and (b) The Nasdaq Stock Market, LLC has opened for regular trading on April 1, 2013.

9. No offer by the Investor to buy Investor Shares will be accepted and no part of the Investor Purchase Price will be delivered to the Company until the Investor has received or has public access to the Disclosure Package and the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package and Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March 28, 2013

INVESTOR (print exact legal name)

By:
Print Authorized Signatory Name:

Title:

Address:

[Signature Page to Rainmaker Systems, Inc. Subscription Agreement]

Agreed and Accepted
this day of , 2013:

RAINMAKER SYSTEMS, INC.

By:

Name:

Title:

[Signature Page to Rainmaker Systems, Inc. Subscription Agreement]

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares.

2.1	At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares for the aggregate purchase price as set forth on Exhibit A attached hereto.

2.2	The Company anticipates that other investors (the “Other Investors”) will participate in the Offering, and expects to complete sales of Shares to them. The Company agrees that such Other Investors will execute substantially the same form of Subscription Agreement as this Agreement. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3. Closing and Delivery of the Shares and Funds.

3.1	Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Investors will be notified in advance by the Company. At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on Exhibit A attached hereto registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to an escrow account identified by the Company pending the Closing and the release of the aggregate purchase price to the Company.

3.2	Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company following release from escrow of the purchase price for the Shares being purchased hereunder as set forth on Exhibit A attached hereto and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the representations and warranties made by the Company in this Agreement shall be true and correct as of the date hereof and as of the Closing Date and the Company shall have fulfilled those undertakings of the Company required to be fulfilled prior to the Closing Date, as set forth in this Agreement. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

3.3	Delivery of Funds. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Investor Shares being purchased by the Investor to the following account:

Bank:

ABA No.:

Account Name:

Account No.:

Reference:

Swift Code:

3.4	Delivery of Shares. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Investor Shares are maintained, which broker/dealer shall be a DTC participant, to set up a DTC Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Company. Simultaneously with the delivery to the Company of the funds, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Investor Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company, that:

4.1

The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, (b) is an “accredited investor,” as such term is defined in Rule 501 of the Securities Act of 1933, as amended, (c) has answered all questions on the signature page hereto, Exhibit A attached hereto, and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (d) in connection with its decision to purchase the number of Shares set forth on Exhibit A attached hereto, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2	The Investor acknowledges that this Agreement is made with such Investor in reliance upon such Investor’s representation to the Company that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Securities.

4.3	(a) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, and (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

4.4	(a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.5	The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.6	Since the date on which the Company first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Investor covenants that it will not engage in any purchases or sales in the securities of the Company (including Short Sales) or disclose any information about the Offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Company, to:

Rainmaker Systems, Inc.

900 East Hamilton Avenue

Campbell, California 95008

Attention: Mallorie Burak, CFO

Fax: (408) 369-0910

with a copy to:

Perkins Coie LLP

Four Embarcadero Center, Suite 2400

San Francisco, CA 94111

Attention: David F. Dedyo

Fax: (415) 344-7251

(b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Shares to such Investor.

13. Press Release and 8-Ks. The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering, (b) file a Current Report on Form 8-K with the Commission including a form of this Agreement as an exhibit thereto, which such Current Report on Form 8-K shall include all material information regarding the Offering, and (c) if applicable, file another Current Report on Form 8-K with the Commission disclosing any other material information regarding the Company that is contained in the Disclosure Package. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of any Investor in any press release or filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this sub-clause (ii). As of the filing of the Form 8-Ks referred to in clauses (b) and (c) described above, the Investor shall not be in possession of any material, non public information received from the Company, any subsidiary of the Company or any of their respective officers, directors or employees in connection with the Offering.

14. Termination. The Investor shall have the right to terminate this Agreement if the Closing has not occurred on or before April 30, 2013.

EXHIBIT A TO SUBSCRIPTION AGREEMENT

INVESTOR SHARES AND PURCHASE PRICE

Number of Shares:

Purchase Price Per Share: $0.45

Aggregate Investor Purchase Price: $

EXHIBIT B TO SUBSCRIPTION AGREEMENT

RAINMAKER SYSTEMS, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares.